UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 7, 2016

CABINET GROW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55340	46-5546647
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 1008, West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

(561) 249-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 7, 2016, Cabinet Grow, Inc. (the “Company”) notified D. Brooks and Associates, CPS’s, P.A. (the “Former Accounting Firm”) that it had been dismissed as the Company’s independent registered public accounting firm. The Company has engaged Malone-Bailey, LLP (the “New Accounting Firm”) as its new independent registered public accounting firm effective immediately. The Company’s Board of Directors approved the change in independent accountants.

The audit report of the Former Accounting Firm on the Company’s financial statements as of and for the fiscal year ended December 31, 2014, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: such audit report contained an explanatory paragraph in which the Former Accounting Firm expressed substantial doubt as to the Company’s ability to continue as a going concern as a result of its financial performance.

During the two fiscal years ended December 31, 2014 and 2013 and through January 5, 2016, there were no (a) disagreements between the Company and the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference thereto in connection with its opinion on the financial statements for such years or (b) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Accounting Firm with a copy of this Current Report on Form 8-K, and requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether the Former Accounting Firm agrees with the above statements. A copy of such letter, dated January 7, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of the New Accounting Firm, the Company did not consult with the New Accounting Firm regarding (a) the application of accounting principles to a specified transaction, either completed or proposed; (b) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K with the Former Accounting Firm.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this Current Report:

16.1	Letter from D. Brooks and Associates CPA’s, P.A. to the Securities and Exchange Commission dated January 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABINET GROW, INC.

Date: January 8, 2016	By:	/s/ Samuel May
Samuel May Chief Executive Officer